UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Taysha Gene Therapies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the Notice and Proxy Statement and Annual Report, and to obtain directions to attend the meeting, go to: www.ProxyVote.com. Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. Your Vote Counts! TAYSHA GENE THERAPIES, INC. 2023 Annual Meeting Vote in advance by June 21, 2023 11:59 PM ET TAYSHA GENE THERAPIES, INC. 3000 PEGASUS PARK DRIVE SUITE 1430 DALLAS, TEXAS 75247 V16993-P91466 You invested in TAYSHA GENE THERAPIES, INC. and it’s time to vote! Stockholders of record as of the close of business on April 24, 2023 have the right to vote on proposals being presented at the 2023 Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2023. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information, including directions on how to attend the meeting, and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 22, 2023 11:00 AM Eastern Time Virtually at: www.virtualshareholdermeeting.com/TSHA2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.2

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. To elect the Board’s Class III Director nominees, Sean P. Nolan and Laura Sepp-Lorenzino, Ph.D., to the Board of Directors to hold office until the 2026 Annual Meeting of Stockholders. Nominees: For 01) Sean P. Nolan 02) Laura Sepp-Lorenzino, Ph.D. 2. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2023. For 3. To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-five (1:5) to one-for-twenty (1:20), inclusive, with the effectiveness of one of such amendments and the For abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of the 2024 Annual Meeting of Stockholders. 4. To approve a series of alternate amendments to the Company’s Certificate of Incorporation to effect, if and only if Proposal 3 is both approved and implemented, a reduction in the total number of authorized shares of the Company’s For common stock as illustrated in the table under the caption “Effects of Authorized Shares Reduction” in the section of the Company’s proxy statement for the annual meeting entitled “Authorized Share Reduction Proposal.” NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V16994-P91466